                                                                  EXHIBIT 10D(3)


                           THIRD AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of April 4, 2001 ("this Amendment"), by and among NORSTAN, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (each individually, a "Bank," and collectively, the "Banks"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of December 20, 2000, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of March 19, 2001 (the "First Amendment") and as amended by a Second Amendment to Amended and Restated Credit Agreement (the "Second Amendment") dated as of March 30, 2001 (as amended, the "Credit Agreement").

         B. The Borrower has advised the Banks that (i) it will be unable to make the principal payments due upon Term Loan A and Term Loan B of the Credit Agreement due on April 4, 2001, (ii) it has violated certain financial covenants contained in the Credit Agreement and (iii) it expects to be in violation of certain financial covenants contained in the Credit Agreement for the month ended March 31, 2001 and for future reporting periods.

         C. The Borrower has requested that the Banks agree to extend the due dates for the payments due under Term Loan A and Term Loan B under the Credit Agreement on the terms set forth in this Agreement, to waive the Borrower's events of default due to the Borrower's failure to meet its financial covenants and to modify the Borrower's financial covenants on the terms set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein, but which are defined in the Credit Agreement, shall have the meanings ascribed to such terms in the Credit Agreement unless the context otherwise requires.

         Section 2. Amendments to Credit Agreement. Subject to Section 5 hereof, the Credit Agreement is hereby amended as follows:

                  (a) Amended Definitions. Sections 2.5(b) and 2.5(c) of the Credit Agreement are deleted in their entireties and the following is substituted in lieu thereof:

                           (b) Term A Loan. The Term A Loan shall be payable as
                  follows (i) one installment of principal in the amount of $500,000 shall be due and payable on April 16, 2001, (ii) two installments of principal in the amount of $1,000,000 each shall be due and payable on May 15, 2001 and

                  June 15, 2001 and (iii) an installment equal to the unpaid balance of Term Loan A, and all accrued and unpaid interest thereon, shall be due and payable on June 29, 2001;

                           (c) Term B Loan. The unpaid balance of the Term B
                  Loan, and all accrued and unpaid interest thereon, shall be due and payable on June 29, 2001;

                  (b) Mandatory Prepayments. The second sentence of Section 2.6(c) of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  Any such prepayments shall be applied, in the following order by the Agent to the Loans ratably to each Bank according to its Revolving Commitment Percentage, Term A Loan Percentage, Term B Loan Percentage or Term C Loan Percentage, as applicable: (i) first, to unpaid principal balance of the Term A Loan, in inverse order of the maturities of the installments thereon (or, in the case of prepayments due to sale or transfers of the type specified in clause (A) of the forgoing sentence, in order of the maturities of the installments thereon), (ii) second, to the unpaid principal balance of the Term B Loan, (iii) third, to the unpaid principal balance of the Term C Loan, (iv) fourth, to the unpaid principal balance of the Revolving Loans (other than the reimbursement obligations with respect to the Existing Letter of Credit) and
                  (v) fifth, to the Holding Account in the amount of the aggregate face amount of the Existing Letter of Credit.

                  (c) Financial Reporting. Sections 5.1(c) and (d) of the Credit Agreement are each amended by deleting the clause "45 days" as it appears in each such Section and substituting in lieu thereof the clause "30 days". Section 5.1(d) of the Credit Agreement is amended by deleting the clause "Sections 6.8, 6.16, 6.18 and 6.19" as it appears therein and substituting in lieu thereof the clause "Sections 6.8, 6.16 and 6.18".

                  (d) Ericsson Intercreditor Agreements. The following new
         Section 5.17 is added immediately following Section 5.16 of the Credit
         Agreement:

                           Section 5.17 ERICSSON INTERCREDITOR AGREEMENTS. By
                  April 19, 2001, the Borrower shall furnish to the Agent the Intercreditor Agreements substantially in the form of those attached as Exhibits C and D to the First Amendment hereto, duly executed by the NCI, Ericsson, Inc. or Ericsson Webcom, Inc., as applicable.

                  (e) Amendments to Financial Covenants. Sections 6.15, 6.16, 6.17, 6.18 and 6.19 of the Credit Agreement are deleted in their respective entireties and the following is substituted in lieu thereof:

                           Section 6.15 [RESERVED].

                           Section 6.16 MINIMUM EBITDA. The Borrower will not
                  permit EBITDA, as of the last day of the Borrower's fiscal months ended on or about the following dates for such fiscal month, to be less than the following indicated amounts:

                  Fiscal Month Ended On or About     Minimum EBITDA
                  ------------------------------     --------------
                          March 31, 2001                ($900,000)
                          April 30, 2001               $1,400,000
                          May 31, 2001                   $900,000
                          June 30, 2001                $1,300,000

                           Section 6.17     [RESERVED].

                           Section 6.18 ADJUSTED LEVERAGE RATIO. The Borrower
                  will not permit the Adjusted Leverage Ratio, as of the last day of the Borrower's fiscal months ended on or about the following dates for such fiscal month, to be greater than the following indicated amounts:

                  Fiscal Month Ended On or About              Maximum Adjusted Leverage Ratio
                  ------------------------------              -------------------------------
                          March 31, 2001                                24.0 to 1.0
                          April 30, 2001                                22.0 to 1.0
                          May 31, 2001                                  24.9 to 1.0
                          June 30, 2001                                 25.0 to 1.0

                           Section 6.19     [RESERVED].

                  (f) Schedule to Borrower's Pledge Agreement. The Borrower's Pledge Agreement is amended by deleting the text following the subheading "Part II, Foreign Shares" as it appears therein and substituting in lieu thereof the clause "None".

                  (g) Amendment to First Amendment. The First Amendment is amended by deleting the text of Sections 5(c) and (d) and substituting in lieu of such text the clause "[Reserved]".

                  (h) Amendment of Second Amendment. Section 3(a) of the Second Amendment is amended by deleting the clause "($2,179,000), which amount is" as it appearing therein. Section 3(b) of the Second Amendment is amended by deleting the clause "16.9 to 1.0, which amount is" as it appears therein. Section 3(c) of the Second Amendment is amended by deleting the clause "(3.2) to 1.0, which amount is" as it appears therein.

         Section 3. Waiver of Events of Default. The Borrower has informed the Banks as follows:

                  (a) that it was not in compliance with its covenant under
         Section 6.16 of the Credit Agreement (as it existed prior to the effectiveness of this Amendment) for the period ended February 28, 2001, in that its actual EBITDA for the fiscal month ended on that date was the less than the minimum EBITDA of $2,195,000 required by that Section for that period;

                  (b) that it was not in compliance with its covenant under
         Section 6.18 of the Credit Agreement (as it existed prior to the effectiveness of this Amendment) for the fiscal month ended February 28, 2001, in that the Adjusted Leverage Ratio as of that date was greater than the maximum Adjusted Leverage Ratio of 13.7 to 1.0 required by that Section for that period; and,

                  (c) that it was not in compliance with its covenant under
         Section 6.19 of the Credit Agreement (as it existed prior to the effectiveness of this Amendment) for the fiscal month ended February 28, 2001, in that the Interest Coverage Ratio as of that date was less than the minimum Interest Coverage Ratio of 3.9 to 1.0 required by that Section for that period;

Each such instance of noncompliance constitutes a Default or Event of Default under the Credit Agreement (collectively, the "Existing Defaults"). Upon the satisfaction of the conditions set forth in Section 4 below, each Bank waives the Existing Defaults. The Banks' agreement to waive the Existing Defaults is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Banks of any other term, condition, representation or covenant applicable to the Borrower under the Loan Documents (including but not limited to any future occurrence similar to the Existing Defaults). The waiver by the Banks set forth herein shall not constitute a waiver by the Banks of any other Default or Event of Default, if any, under any Loan Document, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

         Section 4. Representations and Warranties of the Borrower. To induce the Banks and the Agent to execute and deliver this Amendment (which representations and warranties shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Agent and the Banks that:

                  (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Borrower of the Amendment (i) have been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which any of its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 4(c);

                  (d) as of the date hereof, no Default or Event of Default has occurred which either (a) is continuing or (b) has not been waived by the Agent and the Banks as set forth in Section 3 of this Amendment; and

                  (e) all the representations and warranties contained in
         Article IV of the Credit Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof.

         Section 5. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date first above written when each and every one of the following conditions shall have been satisfied:

                  (a) The Agent shall have received executed counterparts of this Amendment, duly executed by the Borrower and each of the Banks.

                  (b) The Agent shall have received from the Guarantors a Consent and Agreement of Guarantors in the form of Exhibit A hereto (the "Guarantor Agreements") duly completed and executed by each Guarantor.

                  (c) The Agent shall have received a Pledge Agreement executed by Norstan International, Inc. covering 65% of its capital stock in Norstan UK, Ltd., together with financing statements and stock powers in the form prescribed by the Agent, each duly executed by Norstan International, Inc.

                  (d) The Agent shall have received such other documents or instruments reasonably deemed necessary by the Agent.

         Section 6. Affirmation; Reaffirmation. The Agent, each Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Agent and each Bank that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Agent under the Borrower's Security Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the Obligations are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

         Section 7. General Release. The Borrower hereby releases and discharges the Agent and each Bank, and each of their officers, directors, employees, agents and attorneys, from any and all claims, actions and liabilities of any kind or nature that it or any one claiming through or under the Borrower ever had or may now have, whether now known or hereafter discovered, arising out of or in any way relating to: (i) any lending relationship or loan commitment between the Agent, the Banks and the Borrower prior to the date of this Amendment; (ii) the Loan Documents; or (iii) the negotiations preceding the execution and delivery of this Agreement.

         Section 8. General.

                  (a) The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Agent harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

                  (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

                  (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

                  (e) This Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and the successors and assigns of the Agent and the Banks.


               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                       NORSTAN, INC.


                                       By /s/ Robert J. Vold
                                         ---------------------------------------
                                          Its Treasurer


                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as a Bank and as Agent


                                       By /s/ David C. Larsen
                                         ---------------------------------------
                                          Its VP


                                       HARRIS TRUST AND SAVINGS BANK


                                       By /s/ Lawrence Mizera
                                         ---------------------------------------
                                          Its VP


                                       M&I MARSHALL & ILSLEY BANK


                                       By /s/ Robert A. Nielsen
                                         ---------------------------------------
                                          Its VP


                                       By /s/ Mark R. Hogan
                                         ---------------------------------------
                                          Its SVP


                                       WELLS FARGO BANK MINNESOTA,
                                       NATIONAL ASSOCIATION


                                       By /s/ William J. Kennedy
                                         ---------------------------------------
                                          Its VP




  [Signature Page to Third Amendment to Amended and Restated Credit Agreement]

                                       S-1